Fourth Quarter

Financial Supplement

December 31, 2013

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and book value per common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated February 12, 2014, for the periods ended December 31, 2013, which is available at www.metlife.com.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Operating earnings available to common shareholders	$1,373	$1,635	$1,593	$1,500	$1,559
Preferred stock dividends	31	30	31	30	31
Operating earnings	1,404	1,665	1,624	1,530	1,590
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(200)	314	110	(85)	(178)
Net derivative gains (losses)	(1,315)	(630)	(1,690)	(546)	(373)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations (1)	(931)	(748)	(106)	(472)	(312)
Provision for income tax (expense) benefit (1), (2)	1,147	394	570	546	188
Income (loss) from continuing operations, net of income tax	105	995	508	973	915
Income (loss) from discontinued operations, net of income tax	31	(3)	2	2	1
Net income (loss)	136	992	510	975	916
Less: Net income (loss) attributable to noncontrolling interests	9	6	8	3	8
Net income (loss) attributable to MetLife, Inc.	127	986	502	972	908
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$956	$471	$942	$877

Operating earnings available to common shareholders per common share - diluted (3)	$1.25	$1.48	$1.44	$1.34	$1.37
Net investment gains (losses)	(0.18)	0.28	0.10	(0.08)	(0.16)
Net derivative gains (losses)	(1.20)	(0.57)	(1.53)	(0.49)	(0.33)
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.85)	(0.67)	(0.09)	(0.42)	(0.27)
Provision for income tax (expense) benefit	1.05	0.36	0.52	0.49	0.17
Discontinued operations, net of income tax	0.03	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	-	0.01
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (3)	$0.09	$0.87	$0.43	$0.84	$0.77

Weighted average common shares outstanding - diluted	1,097.5	1,103.9	1,106.7	1,117.3	1,138.1

Unaudited	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Book value per common share - (actual common shares outstanding) (4)	$57.17	$57.03	$52.85	$52.54	$53.04
Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (4)	$46.73	$47.37	$47.20	$47.99	$48.49

	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Common shares outstanding, beginning of period	1,062.6	1,091.7	1,094.2	1,096.6	1,120.8
Newly issued shares	29.1	2.5	2.4	24.2	1.2
Common shares outstanding, end of period	1,091.7	1,094.2	1,096.6	1,120.8	1,122.0

Weighted average common shares outstanding - basic	1,091.0	1,096.9	1,097.9	1,104.9	1,123.7
Dilutive effect of stock purchase contracts underlying common equity units (3)	-	-	-	1.9	2.8
Dilutive effect of the exercise or issuance of stock-based awards	6.5	7.0	8.8	10.5	11.6
Weighted average common shares outstanding - diluted	1,097.5	1,103.9	1,106.7	1,117.3	1,138.1
MetLife Policyholder Trust Shares	202.3	199.4	196.1	193.2	190.9

(1)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012, September 30, 2013 and December 31, 2013 includes a deferred tax benefit (expense) of $324 million, $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(3)         For the three months ended December 31, 2012, March 31, 2013 and June 30, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(4)         Book value per common share and book value per common share, excluding AOCI, exclude $2,043 million of equity related to preferred stock.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$374,266	$374,294	$356,514	$348,787	$350,187
Equity securities available-for-sale, at estimated fair value	2,891	3,188	3,231	3,241	3,402
Fair value option and trading securities, at estimated fair value (1)	16,348	16,588	16,110	16,646	17,423
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	56,592	55,343	55,636	57,508	57,703
Held-for-sale, principally at estimated fair value	414	271	-	225	3
Mortgage loans, net	57,006	55,614	55,636	57,733	57,706
Policy loans	11,884	11,781	11,722	11,782	11,764
Real estate and real estate joint ventures	9,918	9,998	9,886	10,053	10,712
Other limited partnership interests	6,688	7,087	7,197	7,253	7,401
Short-term investments, principally at estimated fair value	16,906	13,653	12,990	12,664	13,955
Other invested assets, principally at estimated fair value	21,145	20,269	17,920	16,766	16,229
Total investments	517,052	512,472	491,206	484,925	488,779
Cash and cash equivalents, principally at estimated fair value (1)	15,738	9,983	9,184	11,376	7,585
Accrued investment income	4,374	4,555	4,357	4,519	4,255
Premiums, reinsurance and other receivables	21,634	23,052	23,283	23,473	21,859
Deferred policy acquisition costs and value of business acquired	24,761	24,645	24,782	25,639	26,706
Goodwill	9,953	9,696	9,447	9,509	10,542
Other assets	7,876	8,062	7,830	7,952	8,369
Separate account assets	235,393	249,220	245,573	255,250	317,201
Total assets	$836,781	$841,685	$815,662	$822,643	$885,296

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$192,351	$190,054	$184,697	$186,528	$187,942
Policyholder account balances	225,821	224,044	215,195	214,512	212,885
Other policy-related balances	15,463	15,472	15,279	15,530	15,214
Policyholder dividends payable	728	713	750	769	675
Policyholder dividend obligation	3,828	3,599	2,273	2,013	1,771
Payables for collateral under securities loaned and other transactions	33,687	34,215	33,247	31,866	30,411
Bank deposits	6,416	-	-	-	-
Short-term debt	100	100	100	100	175
Long-term debt (1)	19,062	18,721	18,577	18,252	18,653
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,192	3,193	3,193	3,193	3,193
Current income tax payable	401	231	111	199	186
Deferred income tax liability	8,693	8,699	6,602	5,955	6,643
Other liabilities	22,492	24,260	25,331	22,902	23,168
Separate account liabilities	235,393	249,220	245,573	255,250	317,201
Total liabilities	771,823	776,717	755,124	761,265	822,313

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	121	96	130	110	887

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	28,011	28,072	28,137	29,221	29,277
Retained earnings	25,205	25,958	25,824	26,766	27,332
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	11,397	10,580	6,202	5,100	5,104
Total MetLife, Inc.’s stockholders’ equity	64,453	64,450	60,003	60,927	61,553
Noncontrolling interests	384	422	405	341	543
Total equity	64,837	64,872	60,408	61,268	62,096
Total liabilities and equity	$836,781	$841,685	$815,662	$822,643	$885,296

(1)         At December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, $2,717 million, $2,443 million, $2,299 million, $2,120 million and $1,621 million, respectively, of assets and $2,527 million, $2,268 million, $2,127 million, $1,946 million and $1,454 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 27 and 28, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

OPERATING REVENUES
Premiums	$10,585	$9,151	$9,157	$9,094	$10,273
Universal life and investment-type product policy fees	2,156	2,211	2,281	2,276	2,317
Net investment income	5,175	5,132	5,104	5,043	5,305
Other revenues	443	481	500	486	487
Total operating revenues	18,359	16,975	17,042	16,899	18,382

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,704	9,106	9,204	9,316	10,342
Interest credited to policyholder account balances	1,589	1,554	1,521	1,472	1,468
Capitalization of DAC	(1,308)	(1,256)	(1,212)	(1,153)	(1,165)
Amortization of DAC and VOBA	946	1,016	1,105	979	983
Amortization of negative VOBA	(99)	(131)	(124)	(113)	(156)
Interest expense on debt	292	288	287	288	296
Other expenses	4,266	4,087	4,014	4,031	4,483
Total operating expenses	16,390	14,664	14,795	14,820	16,251

Operating earnings before provision for income tax	1,969	2,311	2,247	2,079	2,131
Provision for income tax expense (benefit)	565	646	623	549	541
Operating earnings	1,404	1,665	1,624	1,530	1,590
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,373	$1,635	$1,593	$1,500	$1,559

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,404	$1,665	$1,624	$1,530	$1,590
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(200)	314	110	(85)	(178)
Net derivative gains (losses)	(1,315)	(630)	(1,690)	(546)	(373)
Premiums	4	-	1	-	(2)
Universal life and investment-type product policy fees	94	80	90	96	100
Net investment income	373	945	178	(17)	542
Other revenues	18	(1)	(10)	(10)	(13)
Policyholder benefits and claims and policyholder dividends	(644)	(602)	(85)	(468)	(243)
Interest credited to policyholder account balances	(459)	(1,036)	(325)	(128)	(675)
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(52)	192	147	138	56
Amortization of negative VOBA	17	15	14	13	13
Interest expense on debt	(38)	(33)	(34)	(29)	(27)
Other expenses (1)	(244)	(308)	(82)	(67)	(63)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	1,147	394	570	546	188
Income (loss) from continuing operations, net of income tax	105	995	508	973	915
Income (loss) from discontinued operations, net of income tax	31	(3)	2	2	1
Net income (loss)	136	992	510	975	916
Less: Net income (loss) attributable to noncontrolling interests	9	6	8	3	8
Net income (loss) attributable to MetLife, Inc.	127	986	502	972	908
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$956	$471	$942	$877

Total Operating Premiums, Fees and Other Revenues	$13,184	$11,843	$11,938	$11,856	$13,077

(1)          The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)          The three months ended December 31, 2012, September 30, 2013 and December 31, 2013 includes a deferred tax benefit (expense) of $324 million, $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$10,273	$7,754	$1,901	$586	$32
Universal life and investment-type product policy fees	2,317	1,786	398	99	34
Net investment income	5,305	4,316	764	126	99
Other revenues	487	437	29	15	6
Total operating revenues	18,382	14,293	3,092	826	171

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,342	8,627	1,401	303	11
Interest credited to policyholder account balances	1,468	1,017	404	38	9
Capitalization of DAC	(1,165)	(419)	(560)	(172)	(14)
Amortization of DAC and VOBA	983	470	356	157	-
Amortization of negative VOBA	(156)	-	(102)	(54)	-
Interest expense on debt	296	2	-	1	293
Other expenses	4,483	2,495	1,124	459	405
Total operating expenses	16,251	12,192	2,623	732	704

Operating earnings before provision for income tax	2,131	2,101	469	94	(533)
Provision for income tax expense (benefit)	541	681	145	5	(290)
Operating earnings	1,590	1,420	324	89	(243)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,559	$1,420	$324	$89	$(274)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,590	$1,420	$324	$89	$(243)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(178)	(1)	78	(65)	(190)
Net derivative gains (losses)	(373)	(8)	(183)	(26)	(156)
Premiums	(2)	(2)	-	-	-
Universal life and investment-type product policy fees	100	93	(2)	9	-
Net investment income	542	(135)	400	255	22
Other revenues	(13)	-	(13)	-	-
Policyholder benefits and claims and policyholder dividends	(243)	(278)	(18)	53	-
Interest credited to policyholder account balances	(675)	(38)	(407)	(230)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	56	64	3	(11)	-
Amortization of negative VOBA	13	-	13	-	-
Interest expense on debt	(27)	-	-	-	(27)
Other expenses	(63)	5	6	3	(77)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	188	91	(44)	3	138
Income (loss) from continuing operations, net of income tax	915	1,211	157	80	(533)
Income (loss) from discontinued operations, net of income tax	1	1	-	-	-
Net income (loss)	916	1,212	157	80	(533)
Less: Net income (loss) attributable to noncontrolling interests	8	5	7	-	(4)
Net income (loss) attributable to MetLife, Inc.	908	1,207	150	80	(529)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$877	$1,207	$150	$80	$(560)

Total Operating Premiums, Fees and Other Revenues	$13,077	$9,977	$2,328	$700	$72
(1) Consolidated and Asia results include a deferred tax expense of $86 million related to the conversion of the Japan branch to a subsidiary.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$10,585	$7,888	$2,129	$555	$13
Universal life and investment-type product policy fees	2,156	1,629	389	100	38
Net investment income	5,175	4,145	745	129	156
Other revenues	443	405	9	23	6
Total operating revenues	18,359	14,067	3,272	807	213

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,704	8,855	1,569	255	25
Interest credited to policyholder account balances	1,589	1,077	461	35	16
Capitalization of DAC	(1,308)	(553)	(567)	(188)	-
Amortization of DAC and VOBA	946	400	375	170	1
Amortization of negative VOBA	(99)	(1)	(69)	(29)	-
Interest expense on debt	292	4	-	(2)	290
Other expenses	4,266	2,451	1,188	477	150
Total operating expenses	16,390	12,233	2,957	718	482

Operating earnings before provision for income tax	1,969	1,834	315	89	(269)
Provision for income tax expense (benefit)	565	581	117	30	(163)
Operating earnings	1,404	1,253	198	59	(106)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,373	$1,253	$198	$59	$(137)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,404	$1,253	$198	$59	$(106)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(200)	112	(174)	(6)	(132)
Net derivative gains (losses)	(1,315)	(649)	(159)	5	(512)
Premiums	4	4	-	-	-
Universal life and investment-type product policy fees	94	89	4	1	-
Net investment income	373	(104)	240	185	52
Other revenues	18	-	5	-	13
Policyholder benefits and claims and policyholder dividends	(644)	(599)	(45)	-	-
Interest credited to policyholder account balances	(459)	(43)	(242)	(174)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(52)	(48)	(4)	-	-
Amortization of negative VOBA	17	-	17	-	-
Interest expense on debt	(38)	-	-	-	(38)
Other expenses	(244)	(3)	4	(12)	(233)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	1,147	442	424	(30)	311
Income (loss) from continuing operations, net of income tax	105	454	268	28	(645)
Income (loss) from discontinued operations, net of income tax	31	29	-	-	2
Net income (loss)	136	483	268	28	(643)
Less: Net income (loss) attributable to noncontrolling interests	9	1	1	3	4
Net income (loss) attributable to MetLife, Inc.	127	482	267	25	(647)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$482	$267	$25	$(678)

Total Operating Premiums, Fees and Other Revenues	$13,184	$9,922	$2,527	$678	$57
(1) Consolidated and Asia results include a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$37,675	$27,461	$7,801	$2,297	$116
Universal life and investment-type product policy fees	9,085	6,838	1,722	386	139
Net investment income	20,584	16,790	2,915	498	381
Other revenues	1,954	1,737	92	97	28
Total operating revenues	69,298	52,826	12,530	3,278	664

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	37,968	31,111	5,755	1,039	63
Interest credited to policyholder account balances	6,015	4,136	1,690	147	42
Capitalization of DAC	(4,786)	(1,901)	(2,143)	(714)	(28)
Amortization of DAC and VOBA	4,083	1,857	1,542	683	1
Amortization of negative VOBA	(524)	(2)	(427)	(95)	-
Interest expense on debt	1,159	10	-	1	1,148
Other expenses	16,615	9,599	4,312	1,810	894
Total operating expenses	60,530	44,810	10,729	2,871	2,120

Operating earnings before provision for income tax	8,768	8,016	1,801	407	(1,456)
Provision for income tax expense (benefit)	2,359	2,649	557	78	(925)
Operating earnings	6,409	5,367	1,244	329	(531)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$6,287	$5,367	$1,244	$329	$(653)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$6,409	$5,367	$1,244	$329	$(531)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	161	61	343	(16)	(227)
Net derivative gains (losses)	(3,239)	(1,659)	(1,057)	(6)	(517)
Premiums	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	366	349	2	15	-
Net investment income	1,648	(548)	1,420	666	110
Other revenues	(34)	-	(34)	-	-
Policyholder benefits and claims and policyholder dividends	(1,398)	(1,110)	(341)	53	-
Interest credited to policyholder account balances	(2,164)	(113)	(1,420)	(631)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	533	534	15	(16)	-
Amortization of negative VOBA	55	-	55	-	-
Interest expense on debt	(123)	-	-	-	(123)
Other expenses (1)	(520)	4	(132)	(12)	(380)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	1,698	855	487	(33)	389
Income (loss) from continuing operations, net of income tax	3,391	3,739	582	349	(1,279)
Income (loss) from discontinued operations, net of income tax	2	1	(3)	-	4
Net income (loss)	3,393	3,740	579	349	(1,275)
Less: Net income (loss) attributable to noncontrolling interests	25	5	22	3	(5)
Net income (loss) attributable to MetLife, Inc.	3,368	3,735	557	346	(1,270)
Less: Preferred stock dividends	122	-	-	-	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,246	$3,735	$557	$346	$(1,392)

Total Operating Premiums, Fees and Other Revenues	$48,714	$36,036	$9,615	$2,780	$283

(1)          Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

(2)          Consolidated and Asia results include a deferred tax benefit of $9 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$37,911	$27,141	$8,344	$2,370	$56
Universal life and investment-type product policy fees	8,212	6,233	1,491	333	155
Net investment income	20,472	16,339	2,895	535	703
Other revenues	1,756	1,576	26	121	33
Total operating revenues	68,351	51,289	12,756	3,359	947

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	37,770	30,636	5,819	1,196	119
Interest credited to policyholder account balances	6,242	4,293	1,784	126	39
Capitalization of DAC	(5,284)	(2,273)	(2,288)	(723)	-
Amortization of DAC and VOBA	4,177	1,986	1,563	626	2
Amortization of negative VOBA	(555)	(5)	(456)	(94)	-
Interest expense on debt	1,190	8	5	1	1,176
Other expenses	16,680	9,573	4,738	1,810	559
Total operating expenses	60,220	44,218	11,165	2,942	1,895

Operating earnings before provision for income tax	8,131	7,071	1,591	417	(948)
Provision for income tax expense (benefit)	2,323	2,302	554	146	(679)
Operating earnings	5,808	4,769	1,037	271	(269)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$5,686	$4,769	$1,037	$271	$(391)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,808	$4,769	$1,037	$271	$(269)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(352)	310	(342)	31	(351)
Net derivative gains (losses)	(1,919)	(20)	(170)	61	(1,790)
Premiums	64	64	-	-	-
Universal life and investment-type product policy fees	344	329	-	15	-
Net investment income	1,512	(317)	526	813	490
Other revenues	150	1	23	-	126
Policyholder benefits and claims and policyholder dividends	(1,586)	(1,459)	(127)	-	-
Interest credited to policyholder account balances	(1,487)	(164)	(539)	(784)	-
Capitalization of DAC	5	5	-	-	-
Amortization of DAC and VOBA	(22)	-	(4)	(18)	-
Amortization of negative VOBA	67	2	65	-	-
Interest expense on debt	(166)	-	-	-	(166)
Other expenses	(1,431)	(36)	24	(48)	(1,371)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit (1)	2,195	671	483	(48)	1,089
Income (loss) from continuing operations, net of income tax	1,314	2,463	976	293	(2,418)
Income (loss) from discontinued operations, net of income tax	48	46	-	-	2
Net income (loss)	1,362	2,509	976	293	(2,416)
Less: Net income (loss) attributable to noncontrolling interests	38	2	26	9	1
Net income (loss) attributable to MetLife, Inc.	1,324	2,507	950	284	(2,417)
Less: Preferred stock dividends	122	-	-	-	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,202	$2,507	$950	$284	$(2,539)

Total Operating Premiums, Fees and Other Revenues	$47,879	$34,950	$9,861	$2,824	$244
(1) Consolidated and Asia results include a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

AMERICAS

RETAIL	$633	$626	$581	$659	$658

GROUP, VOLUNTARY & WORKSITE BENEFITS	167	230	275	226	231

CORPORATE BENEFIT FUNDING	305	299	350	300	358

LATIN AMERICA	148	143	125	133	173

AMERICAS TOTAL	$1,253	$1,298	$1,331	$1,318	$1,420

ASIA	198	333	330	257	324

EMEA	59	87	68	85	89

CORPORATE & OTHER	(137)	(83)	(136)	(160)	(274)

METLIFE TOTAL	$1,373	$1,635	$1,593	$1,500	$1,559

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 5.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$1,728	$1,547	$1,581	$1,607	$1,793	$6,532	$6,528
Universal life and investment-type product policy fees	1,196	1,167	1,238	1,257	1,250	4,561	4,912
Net investment income	1,935	1,961	1,987	1,928	2,022	7,670	7,898
Other revenues	232	243	257	267	251	879	1,018
Total operating revenues	5,091	4,918	5,063	5,059	5,316	19,642	20,356

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,342	2,153	2,272	2,234	2,369	9,010	9,028
Interest credited to policyholder account balances	591	579	589	582	581	2,375	2,331
Capitalization of DAC	(401)	(374)	(344)	(318)	(273)	(1,753)	(1,309)
Amortization of DAC and VOBA	288	331	396	315	342	1,607	1,384
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	(1)	-	-	-
Other expenses	1,309	1,278	1,265	1,245	1,296	5,369	5,084
Total operating expenses	4,129	3,967	4,179	4,057	4,315	16,608	16,518

Operating earnings before provision for income tax	962	951	884	1,002	1,001	3,034	3,838
Provision for income tax expense (benefit)	329	325	303	343	343	1,032	1,314
Operating earnings	633	626	581	659	658	2,002	2,524
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$633	$626	$581	$659	$658	$2,002	$2,524

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$633	$626	$581	$659	$658	$2,002	$2,524
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	34	73	23	(28)	2	212	70
Net derivative gains (losses)	(475)	(156)	(421)	(202)	55	162	(724)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	86	80	79	92	92	318	343
Net investment income	(112)	(119)	(117)	(118)	(117)	(395)	(471)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(565)	(403)	(149)	(413)	(367)	(1,187)	(1,332)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(47)	178	155	137	64	4	534
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	(1,692)	-
Provision for income tax (expense) benefit	379	122	150	186	96	532	554
Income (loss) from continuing operations, net of income tax	(67)	401	301	313	483	(44)	1,498
Income (loss) from discontinued operations, net of income tax	23	-	-	-	1	33	1
Net income (loss)	(44)	401	301	313	484	(11)	1,499
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(44)	401	301	313	484	(11)	1,499
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(44)	$401	$301	$313	$484	$(11)	$1,499

Total Operating Premiums, Fees and Other Revenues	$3,156	$2,957	$3,076	$3,131	$3,294	$11,972	$12,458

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$1,628	$1,448	$1,493	$1,511	$1,617	$6,051	$6,069
Universal life and investment-type product policy fees	422	396	417	415	395	1,639	1,623
Net investment income	1,190	1,204	1,198	1,178	1,254	4,666	4,834
Other revenues	141	144	160	152	144	527	600
Total operating revenues	3,381	3,192	3,268	3,256	3,410	12,883	13,126

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,157	1,926	2,053	1,971	2,045	8,056	7,995
Interest credited to policyholder account balances	222	215	222	226	226	868	889
Capitalization of DAC	(203)	(181)	(200)	(176)	(172)	(781)	(729)
Amortization of DAC and VOBA	280	201	200	232	171	970	804
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	(1)	-	(1)	(1)
Other expenses	674	652	675	652	713	2,672	2,692
Total operating expenses	3,130	2,813	2,950	2,904	2,983	11,784	11,650

Operating earnings before provision for income tax	251	379	318	352	427	1,099	1,476
Provision for income tax expense (benefit)	80	125	105	115	142	355	487
Operating earnings	171	254	213	237	285	744	989
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$171	$254	$213	$237	$285	$744	$989

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$171	$254	$213	$237	$285	$744	$989
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	49	24	(1)	(3)	(1)	130	19
Net derivative gains (losses)	(43)	(8)	(87)	(95)	11	73	(179)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(2)	(4)	(3)	-	-	(9)
Net investment income	(41)	(49)	(47)	(52)	(53)	(136)	(201)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(117)	(13)	(11)	(10)	(20)	(124)	(54)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	54	17	52	57	23	20	149
Income (loss) from continuing operations, net of income tax	73	223	115	131	245	707	714
Income (loss) from discontinued operations, net of income tax	9	-	-	-	1	18	1
Net income (loss)	82	223	115	131	246	725	715
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	82	223	115	131	246	725	715
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$82	$223	$115	$131	$246	$725	$715

Total Operating Premiums, Fees and Other Revenues	$2,191	$1,988	$2,070	$2,078	$2,156	$8,217	$8,292

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$100	$99	$88	$96	$176	$481	$459
Universal life and investment-type product policy fees	774	771	821	842	855	2,922	3,289
Net investment income	745	757	789	750	768	3,004	3,064
Other revenues	91	99	97	115	107	352	418
Total operating revenues	1,710	1,726	1,795	1,803	1,906	6,759	7,230

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	185	227	219	263	324	954	1,033
Interest credited to policyholder account balances	369	364	367	356	355	1,507	1,442
Capitalization of DAC	(198)	(193)	(144)	(142)	(101)	(972)	(580)
Amortization of DAC and VOBA	8	130	196	83	171	637	580
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	1	1
Other expenses	635	626	590	593	583	2,697	2,392
Total operating expenses	999	1,154	1,229	1,153	1,332	4,824	4,868

Operating earnings before provision for income tax	711	572	566	650	574	1,935	2,362
Provision for income tax expense (benefit)	249	200	198	228	201	677	827
Operating earnings	462	372	368	422	373	1,258	1,535
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$462	$372	$368	$422	$373	$1,258	$1,535

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$462	$372	$368	$422	$373	$1,258	$1,535
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(15)	49	24	(25)	3	82	51
Net derivative gains (losses)	(432)	(148)	(334)	(107)	44	89	(545)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	86	82	83	95	92	318	352
Net investment income	(71)	(70)	(70)	(66)	(64)	(259)	(270)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(565)	(403)	(149)	(413)	(367)	(1,187)	(1,332)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	70	191	166	147	84	128	588
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	(1,692)	-
Provision for income tax (expense) benefit	325	105	98	129	73	512	405
Income (loss) from continuing operations, net of income tax	(140)	178	186	182	238	(751)	784
Income (loss) from discontinued operations, net of income tax	14	-	-	-	-	15	-
Net income (loss)	(126)	178	186	182	238	(736)	784
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(126)	178	186	182	238	(736)	784
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(126)	$178	$186	$182	$238	$(736)	$784

Total Operating Premiums, Fees and Other Revenues	$965	$969	$1,006	$1,053	$1,138	$3,755	$4,166

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$83,307	$83,826	$84,008	$84,419	$84,811
Premiums and deposits (2), (3)	2,170	1,991	2,030	1,966	2,110
Surrenders and withdrawals	(840)	(901)	(823)	(825)	(790)
Benefit payments	(867)	(821)	(781)	(716)	(707)

Net Flows	463	269	426	425	613
Net transfers from (to) separate account	79	46	50	22	35
Interest	815	809	819	825	827
Policy charges	(461)	(462)	(482)	(473)	(475)
Other	(377)	(480)	(402)	(407)	(511)

Balance, end of period	$83,826	$84,008	$84,419	$84,811	$85,300

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$51,590	$51,542	$50,020	$48,990	$48,428
Premiums and deposits (2), (3)	1,047	1,019	772	816	816
Surrenders and withdrawals	(1,214)	(1,023)	(998)	(908)	(1,372)
Benefit payments	(422)	(405)	(420)	(408)	(396)

Net Flows	(589)	(409)	(646)	(500)	(952)
Net transfers from (to) separate account	(335)	(555)	(214)	58	(119)
Interest	430	424	429	417	415
Policy charges	(12)	(12)	(15)	(13)	(12)
Other	458	(970)	(584)	(524)	(772)

Balance, end of period	$51,542	$50,020	$48,990	$48,428	$46,988

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$8,515	$8,463	$8,957	$8,919	$9,420
Premiums and deposits (3)	178	172	165	163	166
Surrenders and withdrawals	(121)	(118)	(116)	(108)	(102)
Benefit payments	(12)	(10)	(11)	(10)	(11)

Net Flows	45	44	38	45	53
Investment performance	117	632	108	604	647
Net transfers from (to) general account	(79)	(46)	(50)	(22)	(35)
Policy charges	(135)	(129)	(132)	(132)	(132)
Other	-	(7)	(2)	6	(8)

Balance, end of period	$8,463	$8,957	$8,919	$9,420	$9,945

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$139,484	$142,050	$150,826	$149,117	$155,977
Premiums and deposits (3)	2,961	2,964	2,382	2,240	1,451
Surrenders and withdrawals	(2,177)	(2,175)	(2,444)	(2,289)	(2,594)
Benefit payments	(283)	(269)	(317)	(295)	(301)

Net Flows	501	520	(379)	(344)	(1,444)
Investment performance	2,517	8,434	(684)	8,165	8,664
Net transfers from (to) general account	335	555	214	(58)	119
Policy charges	(788)	(734)	(860)	(903)	(880)
Other	1	1	-	-	-

Balance, end of period	$142,050	$150,826	$149,117	$155,977	$162,436

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the General Account investment option of variable products.

(3)          Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Direct and allocated expenses	$500	$451	$451	$470	$542
Pension and post-retirement benefit costs	40	60	60	60	60
Premium taxes, other taxes, and licenses & fees	33	40	41	36	43
Total fixed operating expenses	$573	$551	$552	$566	$645

Commissions and other variable expenses	736	727	713	679	651

Total other expenses	$1,309	$1,278	$1,265	$1,245	$1,296

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Life Sales (1)
Term Life	$33	$23	$26	$21	$22
Whole Life	36	29	31	36	41
Variable Life	8	9	9	11	8
Universal Life	50	43	47	17	16
Total life sales	$127	$104	$113	$85	$87

Annuity Sales (2)
Fixed and indexed annuity sales	$207	$213	$191	$188	$422
Variable annuity sales	3,569	3,520	2,761	2,693	1,669
Total annuity sales	$3,776	$3,733	$2,952	$2,881	$2,091

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$2,817	$2,822	$2,277	$2,175	$1,397
General Accounts
Fixed and indexed annuity	207	213	191	188	422
Variable annuity	752	698	484	518	272
Total general accounts	959	911	675	706	694
Total annuity premiums and deposits	$3,776	$3,733	$2,952	$2,881	$2,091

(1)          Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Investment income yield excluding variable investment income	6.37%	6.30%	6.22%	6.17%	6.13%
Variable investment income yield	0.62%	0.54%	0.31%	0.04%	0.54%
Total investment income yield	6.99%	6.84%	6.53%	6.21%	6.67%
Average crediting rate	4.54%	4.50%	4.52%	4.52%	4.50%
Annualized general account spread	2.45%	2.34%	2.01%	1.69%	2.17%

Annualized general account spread excluding variable investment income yield	1.83%	1.80%	1.70%	1.65%	1.63%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Investment income yield excluding variable investment income	6.21%	6.21%	6.37%	6.07%	6.01%
Variable investment income yield	0.21%	0.13%	0.16%	0.13%	0.27%
Total investment income yield	6.42%	6.34%	6.53%	6.20%	6.28%
Average crediting rate	3.40%	3.38%	3.39%	3.39%	3.38%
Annualized general account spread	3.02%	2.96%	3.14%	2.81%	2.90%

Annualized general account spread excluding variable investment income yield	2.81%	2.83%	2.98%	2.68%	2.63%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Life (3)
Operating premiums, fees and other revenues	$1,544	$1,349	$1,399	$1,406	$1,485
Life mortality as percentage of expected	99.0%	92.7%	89.7%	73.1%	74.8%

Lapse Ratio (4)
Traditional life	5.8%	5.8%	5.8%	5.9%	5.9%
Variable & universal life	4.9%	4.9%	4.8%	4.6%	4.5%
Fixed annuity	9.4%	8.4%	8.6%	8.8%	9.9%
Variable annuity	6.0%	5.9%	6.0%	6.1%	6.2%

Retail Property & Casualty
Operating premiums, fees and other revenues	$433	$429	$440	$451	$453
Combined ratio including catastrophes	100.4%	94.5%	107.5%	92.6%	88.6%
Combined ratio excluding catastrophes	84.5%	88.7%	86.1%	86.3%	85.2%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$3,773	$3,874	$3,797	$3,767	$3,812	$14,794	$15,250
Universal life and investment-type product policy fees	165	180	170	171	167	662	688
Net investment income	443	453	472	459	472	1,768	1,856
Other revenues	102	108	105	103	102	422	418
Total operating revenues	4,483	4,615	4,544	4,500	4,553	17,646	18,212

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,538	3,640	3,514	3,527	3,546	13,691	14,227
Interest credited to policyholder account balances	40	39	39	38	39	167	155
Capitalization of DAC	(36)	(33)	(35)	(37)	(36)	(138)	(141)
Amortization of DAC and VOBA	35	34	33	37	36	133	140
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	1	1
Other expenses	659	588	578	595	619	2,351	2,380
Total operating expenses	4,236	4,268	4,130	4,160	4,204	16,205	16,762

Operating earnings before provision for income tax	247	347	414	340	349	1,441	1,450
Provision for income tax expense (benefit)	80	117	139	114	118	481	488
Operating earnings	167	230	275	226	231	960	962
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$167	$230	$275	$226	$231	$960	$962

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$167	$230	$275	$226	$231	$960	$962
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(18)	17	(28)	(3)	(7)	(7)	(21)
Net derivative gains (losses)	(162)	(129)	(310)	(173)	(64)	(63)	(676)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(33)	(40)	(45)	(44)	(43)	(140)	(172)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(1)	-	-	-	-	(1)	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	76	53	134	78	39	75	304
Income (loss) from continuing operations, net of income tax	29	131	26	84	156	824	397
Income (loss) from discontinued operations, net of income tax	2	-	-	-	-	2	-
Net income (loss)	31	131	26	84	156	826	397
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	31	131	26	84	156	826	397
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$31	$131	$26	$84	$156	$826	$397

Operating Premiums, Fees and Other Revenues
Group	$3,426	$3,557	$3,456	$3,420	$3,455	$13,430	$13,888
Voluntary & Worksite	614	605	616	621	626	2,448	2,468
Total Group, Voluntary & Worksite Benefits	$4,040	$4,162	$4,072	$4,041	$4,081	$15,878	$16,356

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$26,922	$26,772	$26,444	$25,974	$26,064
Premiums and deposits	4,269	4,445	4,327	4,515	4,283
Surrenders and withdrawals	(798)	(832)	(795)	(998)	(723)
Benefit payments	(3,110)	(3,297)	(3,150)	(3,145)	(3,213)

Net Flows	361	316	382	372	347
Net transfers from (to) separate account	1	-	-	-	-
Interest	218	211	214	218	221
Policy charges	(127)	(130)	(131)	(131)	(118)
Other	(603)	(725)	(935)	(369)	(286)

Balance, end of period	$26,772	$26,444	$25,974	$26,064	$26,228

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$533	$532	$562	$566	$602
Premiums and deposits	49	49	50	52	50
Surrenders and withdrawals	(14)	(13)	(11)	(12)	(11)
Benefit payments	(1)	(1)	(1)	-	-

Net Flows	34	35	38	40	39
Investment performance	6	37	9	39	46
Net transfers from (to) general account	(1)	-	-	-	-
Policy charges	(40)	(41)	(42)	(42)	(42)
Other	-	(1)	(1)	(1)	(1)

Balance, end of period	$532	$562	$566	$602	$644
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Direct and allocated expenses	$417	$421	$404	$422	$442
Pension and post-retirement benefit costs	8	25	25	25	25
Premium taxes, other taxes, and licenses & fees	56	58	62	59	57
Total fixed operating expenses	$481	$504	$491	$506	$524

Commissions and other variable expenses	178	84	87	89	95

Total other expenses	$659	$588	$578	$595	$619

SPREAD (1)
	For the Three Months Ended
Unaudited	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Investment income yield excluding variable investment income	5.79%	5.95%	5.97%	5.91%	5.72%
Variable investment income yield	0.37%	0.21%	0.36%	0.16%	0.45%
Total investment income yield	6.16%	6.16%	6.33%	6.07%	6.17%
Average crediting rate	3.31%	3.31%	3.33%	3.30%	3.36%
Annualized general account spread	2.85%	2.85%	3.00%	2.77%	2.81%

Annualized general account spread excluding variable investment income yield	2.48%	2.64%	2.64%	2.61%	2.36%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Group Life (2)
Operating premiums, fees and other revenues	$1,370	$1,438	$1,406	$1,352	$1,368
Mortality ratio	84.6%	91.3%	86.5%	90.3%	87.9%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,560	$1,604	$1,605	$1,602	$1,593
Benefit ratio	91.6%	88.9%	89.5%	90.5%	90.8%

Group Property & Casualty (4)
Operating premiums, fees and other revenues	$357	$345	$358	$363	$367
Combined ratio including catastrophes	107.2%	92.8%	97.7%	90.2%	93.7%
Combined ratio excluding catastrophes	91.1%	90.4%	92.1%	87.5%	92.9%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care, AD&D, critical illness and vision.

(4)          Beginning with the three months ended March 31, 2013, excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$1,757	$464	$503	$490	$1,402	$3,237	$2,859
Universal life and investment-type product policy fees	64	68	65	54	60	225	247
Net investment income	1,450	1,435	1,443	1,424	1,488	5,703	5,790
Other revenues	66	73	67	68	70	259	278
Total operating revenues	3,337	2,040	2,078	2,036	3,020	9,424	9,174

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,411	1,098	1,110	1,144	2,050	5,704	5,402
Interest credited to policyholder account balances	342	343	305	292	293	1,358	1,233
Capitalization of DAC	(1)	(17)	(6)	(2)	(2)	(29)	(27)
Amortization of DAC and VOBA	4	11	6	4	2	22	23
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	3	2	8	9
Other expenses	110	143	121	134	125	478	523
Total operating expenses	2,868	1,580	1,538	1,575	2,470	7,541	7,163

Operating earnings before provision for income tax	469	460	540	461	550	1,883	2,011
Provision for income tax expense (benefit)	164	161	190	161	192	659	704
Operating earnings	305	299	350	300	358	1,224	1,307
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$305	$299	$350	$300	$358	$1,224	$1,307

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$305	$299	$350	$300	$358	$1,224	$1,307
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	86	22	(3)	(15)	(12)	107	(8)
Net derivative gains (losses)	(8)	105	(209)	(140)	9	(157)	(235)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	7	25	(1)	(5)	(4)	62	15
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	4	8	31	(3)	8	(30)	44
Interest credited to policyholder account balances	(5)	(2)	(2)	(6)	(3)	(13)	(13)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	2	1	(1)	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(30)	(56)	65	59	-	11	68
Income (loss) from continuing operations, net of income tax	361	402	230	190	356	1,204	1,178
Income (loss) from discontinued operations, net of income tax	4	-	-	-	-	11	-
Net income (loss)	365	402	230	190	356	1,215	1,178
Less: Net income (loss) attributable to noncontrolling interests	1	-	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	364	402	230	190	356	1,214	1,178
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$364	$402	$230	$190	$356	$1,214	$1,178

Total Operating Premiums, Fees and Other Revenues	$1,887	$605	$635	$612	$1,532	$3,721	$3,384

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$116,659	$116,910	$119,187	$112,395	$111,203
Premiums and deposits	10,469	14,790	13,826	12,264	13,104
Surrenders and withdrawals	(9,666)	(11,765)	(17,483)	(12,717)	(11,584)
Benefit payments	(902)	(876)	(887)	(923)	(890)

Net Flows	(99)	2,149	(4,544)	(1,376)	630
Net transfers from (to) separate account	(11)	5	(5)	(4)	2
Interest	1,048	1,036	1,007	994	998
Policy charges	(18)	(29)	(38)	(40)	(15)
Other	(669)	(884)	(3,212)	(766)	(364)

Balance, end of period	$116,910	$119,187	$112,395	$111,203	$112,454

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Balance, beginning of period	$76,905	$71,875	$75,735	$74,845	$76,029
Premiums and deposits	2,268	1,868	1,982	2,557	1,915
Surrenders and withdrawals	(2,699)	(1,414)	(922)	(1,209)	(1,127)
Benefit payments	(13)	(19)	(20)	(13)	(16)

Net Flows	(444)	435	1,040	1,335	772
Investment performance	364	697	(1,286)	860	787
Net transfers from (to) general account	11	(5)	5	4	(2)
Policy charges	(75)	(86)	(85)	(81)	(81)
Other	(4,886)	2,819	(564)	(934)	(482)

Balance, end of period	$71,875	$75,735	$74,845	$76,029	$77,023

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Direct and allocated expenses	$73	$69	$69	$81	$72
Pension and post-retirement benefit costs	5	14	14	14	14
Premium taxes, other taxes, and licenses & fees	(1)	3	4	4	2
Total fixed operating expenses	$77	$86	$87	$99	$88

Commissions and other variable expenses	33	57	34	35	37

Total other expenses	$110	$143	$121	$134	$125

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013

Investment income yield excluding variable investment income	4.72%	4.68%	4.68%	4.80%	4.77%
Variable investment income yield	0.38%	0.28%	0.33%	0.23%	0.44%
Total investment income yield	5.10%	4.96%	5.01%	5.03%	5.21%
Average crediting rate	3.59%	3.53%	3.42%	3.46%	3.44%
Annualized general account spread	1.51%	1.43%	1.59%	1.57%	1.77%

Annualized general account spread excluding variable investment income yield	1.13%	1.15%	1.26%	1.34%	1.33%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$630	$675	$710	$692	$747	$2,578	$2,824
Universal life and investment-type product policy fees	204	225	235	222	309	785	991
Net investment income	317	277	281	354	334	1,198	1,246
Other revenues	5	4	5	-	14	16	23
Total operating revenues	1,156	1,181	1,231	1,268	1,404	4,577	5,084

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	564	554	601	637	662	2,231	2,454
Interest credited to policyholder account balances	104	104	103	106	104	393	417
Capitalization of DAC	(115)	(105)	(108)	(103)	(108)	(353)	(424)
Amortization of DAC and VOBA	73	74	83	63	90	224	310
Amortization of negative VOBA	(1)	(1)	-	(1)	-	(5)	(2)
Interest expense on debt	2	(1)	1	-	-	(1)	-
Other expenses	373	372	390	395	455	1,375	1,612
Total operating expenses	1,000	997	1,070	1,097	1,203	3,864	4,367

Operating earnings before provision for income tax	156	184	161	171	201	713	717
Provision for income tax expense (benefit)	8	41	36	38	28	130	143
Operating earnings	148	143	125	133	173	583	574
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$148	$143	$125	$133	$173	$583	$574

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$148	$143	$125	$133	$173	$583	$574
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	10	-	9	(5)	16	(2)	20
Net derivative gains (losses)	(4)	9	(28)	3	(8)	38	(24)
Premiums	4	-	1	-	(2)	64	(1)
Universal life and investment-type product policy fees	3	1	2	2	1	11	6
Net investment income	34	8	1	42	29	156	80
Other revenues	-	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	(37)	(63)	171	(11)	81	(241)	178
Interest credited to policyholder account balances	(38)	(11)	(3)	(51)	(35)	(151)	(100)
Capitalization of DAC	-	-	-	-	-	5	-
Amortization of DAC and VOBA	(1)	-	-	-	-	(4)	-
Amortization of negative VOBA	-	-	-	-	-	2	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(5)	-	(1)	-	5	(36)	4
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	17	19	(49)	3	(44)	53	(71)
Income (loss) from continuing operations, net of income tax	131	106	228	116	216	479	666
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	131	106	228	116	216	479	666
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	5	1	5
Net income (loss) attributable to MetLife, Inc.	131	106	228	116	211	478	661
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$131	$106	$228	$116	$211	$478	$661

Total Operating Premiums, Fees and Other Revenues	$839	$904	$950	$914	$1,070	$3,379	$3,838

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$2,129	$1,998	$1,980	$1,922	$1,901	$8,344	$7,801
Universal life and investment-type product policy fees	389	444	442	438	398	1,491	1,722
Net investment income	745	732	723	696	764	2,895	2,915
Other revenues	9	13	28	22	29	26	92
Total operating revenues	3,272	3,187	3,173	3,078	3,092	12,756	12,530

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,569	1,415	1,433	1,506	1,401	5,819	5,755
Interest credited to policyholder account balances	461	442	437	407	404	1,784	1,690
Capitalization of DAC	(567)	(546)	(522)	(515)	(560)	(2,288)	(2,143)
Amortization of DAC and VOBA	375	401	392	393	356	1,563	1,542
Amortization of negative VOBA	(69)	(113)	(113)	(99)	(102)	(456)	(427)
Interest expense on debt	-	-	-	-	-	5	-
Other expenses	1,188	1,094	1,054	1,040	1,124	4,738	4,312
Total operating expenses	2,957	2,693	2,681	2,732	2,623	11,165	10,729

Operating earnings before provision for income tax	315	494	492	346	469	1,591	1,801
Provision for income tax expense (benefit)	117	161	162	89	145	554	557
Operating earnings	198	333	330	257	324	1,037	1,244
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$198	$333	$330	$257	$324	$1,037	$1,244

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$198	$333	$330	$257	$324	$1,037	$1,244
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(174)	128	85	52	78	(342)	343
Net derivative gains (losses)	(159)	(552)	(486)	164	(183)	(170)	(1,057)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	4	1	2	1	(2)	-	2
Net investment income	240	638	446	(64)	400	526	1,420
Other revenues	5	-	(10)	(11)	(13)	23	(34)
Policyholder benefits and claims and policyholder dividends	(45)	(144)	(138)	(41)	(18)	(127)	(341)
Interest credited to policyholder account balances	(242)	(639)	(438)	64	(407)	(539)	(1,420)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(4)	10	1	1	3	(4)	15
Amortization of negative VOBA	17	15	14	13	13	65	55
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	4	(150)	6	6	6	24	(132)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	424	283	154	94	(44)	483	487
Income (loss) from continuing operations, net of income tax	268	(77)	(34)	536	157	976	582
Income (loss) from discontinued operations, net of income tax	-	(3)	(1)	1	-	-	(3)
Net income (loss)	268	(80)	(35)	537	157	976	579
Less: Net income (loss) attributable to noncontrolling interests	1	4	5	6	7	26	22
Net income (loss) attributable to MetLife, Inc.	267	(84)	(40)	531	150	950	557
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$267	$(84)	$(40)	$531	$150	$950	$557

Total Operating Premiums, Fees and Other Revenues	$2,527	$2,455	$2,450	$2,382	$2,328	$9,861	$9,615

(1)         The three months ended March 31, 2013 and June 30, 2013 includes net investment gains of $11 million and $8 million, respectively, expenses of $154 million and $0, respectively, and a tax benefit of $119 million and $0, respectively, which are related to a settlement of an acquisition tax contingency. The year ended December 31, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of such acquisition tax contingency.

(2)         The three months and year ended December 31, 2013 includes a deferred tax benefit (expense) of ($86) million and $9 million, respectively, the three months ended September 30, 2013 includes a deferred tax benefit of $95 million and both the three months and year ended December 31, 2012 includes a deferred tax benefit of $324 million, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 and year ended December 31, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$555	$567	$558	$586	$586	$2,370	$2,297
Universal life and investment-type product policy fees	100	91	96	100	99	333	386
Net investment income	129	128	120	124	126	535	498
Other revenues	23	27	34	21	15	121	97
Total operating revenues	807	813	808	831	826	3,359	3,278

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	255	237	256	243	303	1,196	1,039
Interest credited to policyholder account balances	35	35	37	37	38	126	147
Capitalization of DAC	(188)	(177)	(192)	(173)	(172)	(723)	(714)
Amortization of DAC and VOBA	170	165	195	166	157	626	683
Amortization of negative VOBA	(29)	(17)	(11)	(13)	(54)	(94)	(95)
Interest expense on debt	(2)	1	(1)	-	1	1	1
Other expenses	477	448	460	443	459	1,810	1,810
Total operating expenses	718	692	744	703	732	2,942	2,871

Operating earnings before provision for income tax	89	121	64	128	94	417	407
Provision for income tax expense (benefit)	30	34	(4)	43	5	146	78
Operating earnings	59	87	68	85	89	271	329
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$59	$87	$68	$85	$89	$271	$329

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$59	$87	$68	$85	$89	$271	$329
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(6)	16	23	10	(65)	31	(16)
Net derivative gains (losses)	5	(6)	(4)	30	(26)	61	(6)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	(2)	7	1	9	15	15
Net investment income	185	393	(132)	150	255	813	666
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	53	-	53
Interest credited to policyholder account balances	(174)	(384)	118	(135)	(230)	(784)	(631)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	4	(9)	-	(11)	(18)	(16)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(12)	(3)	(5)	(7)	3	(48)	(12)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(30)	(22)	3	(17)	3	(48)	(33)
Income (loss) from continuing operations, net of income tax	28	83	69	117	80	293	349
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	28	83	69	117	80	293	349
Less: Net income (loss) attributable to noncontrolling interests	3	2	-	1	-	9	3
Net income (loss) attributable to MetLife, Inc.	25	81	69	116	80	284	346
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$25	$81	$69	$116	$80	$284	$346

Total Operating Premiums, Fees and Other Revenues	$678	$685	$688	$707	$700	$2,824	$2,780

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$13	$26	$28	$30	$32	$56	$116
Universal life and investment-type product policy fees	38	36	35	34	34	155	139
Net investment income	156	146	78	58	99	703	381
Other revenues	6	13	4	5	6	33	28
Total operating revenues	213	221	145	127	171	947	664

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	25	9	18	25	11	119	63
Interest credited to policyholder account balances	16	12	11	10	9	39	42
Capitalization of DAC	-	(4)	(5)	(5)	(14)	-	(28)
Amortization of DAC and VOBA	1	-	-	1	-	2	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	290	286	283	286	293	1,176	1,148
Other expenses	150	164	146	179	405	559	894
Total operating expenses	482	467	453	496	704	1,895	2,120

Operating earnings before provision for income tax	(269)	(246)	(308)	(369)	(533)	(948)	(1,456)
Provision for income tax expense (benefit)	(163)	(193)	(203)	(239)	(290)	(679)	(925)
Operating earnings	(106)	(53)	(105)	(130)	(243)	(269)	(531)
Preferred stock dividends	31	30	31	30	31	122	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(137)	$(83)	$(136)	$(160)	$(274)	$(391)	$(653)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(106)	$(53)	$(105)	$(130)	$(243)	$(269)	$(531)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(132)	58	1	(96)	(190)	(351)	(227)
Net derivative gains (losses)	(512)	99	(232)	(228)	(156)	(1,790)	(517)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	52	40	26	22	22	490	110
Other revenues	13	(1)	-	1	-	126	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(38)	(33)	(34)	(29)	(27)	(166)	(123)
Other expenses	(233)	(156)	(81)	(66)	(77)	(1,371)	(380)
Goodwill impairment	-	-	-	-	-	(176)	-
Provision for income tax (expense) benefit	311	(5)	113	143	138	1,089	389
Income (loss) from continuing operations, net of income tax	(645)	(51)	(312)	(383)	(533)	(2,418)	(1,279)
Income (loss) from discontinued operations, net of income tax	2	-	3	1	-	2	4
Net income (loss)	(643)	(51)	(309)	(382)	(533)	(2,416)	(1,275)
Less: Net income (loss) attributable to noncontrolling interests	4	-	3	(4)	(4)	1	(5)
Net income (loss) attributable to MetLife, Inc.	(647)	(51)	(312)	(378)	(529)	(2,417)	(1,270)
Less: Preferred stock dividends	31	30	31	30	31	122	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$(678)	$(81)	$(343)	$(408)	$(560)	$(2,539)	$(1,392)

Total Operating Premiums, Fees and Other Revenues	$57	$75	$67	$69	$72	$244	$283

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Fixed Maturity Securities
Yield (1)	4.85%	4.83%	4.71%	4.92%	4.90%
Investment income (2), (3), (4)	$3,850	$3,833	$3,687	$3,792	$3,786
Investment gains (losses) (3)	74	313	144	(77)	30
Ending carrying value (2), (3)	375,108	375,275	357,447	349,614	351,476
Mortgage Loans
Yield (1)	5.71%	5.52%	5.40%	5.34%	6.05%
Investment income (3), (4)	786	738	716	725	841
Investment gains (losses) (3)	8	12	23	(13)	-
Ending carrying value (3)	54,340	53,207	53,368	55,637	56,108
Real Estate and Real Estate Joint Ventures
Yield (1)	3.10%	2.40%	4.26%	3.09%	4.00%
Investment income (3)	72	60	106	77	104
Investment gains (losses) (3)	43	(20)	(8)	3	-
Ending carrying value	9,918	9,998	9,886	10,053	10,712
Policy Loans
Yield (1)	5.19%	5.22%	5.18%	5.38%	5.27%
Investment income	155	155	152	158	155
Ending carrying value	11,884	11,781	11,722	11,782	11,764
Equity Securities
Yield (1)	5.36%	3.41%	5.13%	3.87%	5.30%
Investment income	37	24	36	28	39
Investment gains (losses)	(9)	(27)	4	3	25
Ending carrying value	2,891	3,188	3,231	3,241	3,402
Other Limited Partnership Interests
Yield (1)	15.01%	14.25%	15.43%	7.95%	15.82%
Investment income	252	246	275	144	290
Investment gains (losses)	(18)	-	(41)	-	(7)
Ending carrying value	6,688	7,087	7,197	7,253	7,401
Cash and Short-term Investments
Yield (1)	0.77%	0.89%	1.10%	0.97%	1.01%
Investment income	43	45	42	39	42
Investment gains (losses)	3	39	15	6	3
Ending carrying value (3)	32,634	23,635	22,170	24,039	21,540
Other Invested Assets (1)
Investment income	126	179	222	217	201
Investment gains (losses) (3)	(134)	(32)	12	6	(27)
Ending carrying value	21,145	20,269	17,920	16,766	16,229
Total Investments
Investment income yield (1)	4.93%	4.93%	5.00%	4.98%	5.20%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.15% )
Net Investment Income Yield (1), (3), (5)	4.80%	4.80%	4.87%	4.85%	5.05%
Investment income	$5,321	$5,280	$5,236	$5,180	$5,458
Investment fees and expenses	(135)	(143)	(131)	(137)	(152)
Net investment income including Divested businesses	5,186	5,137	5,105	5,043	5,306
Less: Net investment income from Divested businesses (5)	11	5	1	-	1
Net Investment Income (3)	$5,175	$5,132	$5,104	$5,043	$5,305
Ending Carrying Value (3)	$514,608	$504,440	$482,941	$478,385	$478,632
Investment portfolio gains (losses) including Divested businesses	$(33)	$285	$149	$(72)	$24
Less: Investment portfolio gains (losses) from Divested businesses (5)	2	-	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$(35)	$285	$149	$(72)	$24
Gross investment gains	$359	$560	$400	$281	$331
Gross investment losses	(170)	(196)	(195)	(293)	(238)
Writedowns	(224)	(79)	(56)	(60)	(69)
Investment Portfolio Gains (Losses) (3), (5)	(35)	285	149	(72)	24
Investment portfolio gains (losses) income tax (expense) benefit	33	(124)	(42)	62	(41)
Investment Portfolio Gains (Losses), Net of Income Tax	$(2)	$161	$107	$(10)	$(17)

Derivative Gains (Losses) including Divested businesses	$(1,453)	$(763)	$(1,870)	$(738)	$(560)
Less: Derivative gains (losses) from Divested businesses (5)	1	-	-	-	-
Derivative gains (losses) (3), (5)	(1,454)	(763)	(1,870)	(738)	(560)
Derivative gains (losses) income tax (expense) benefit	530	270	645	262	202
Derivative Gains (Losses), Net of Income Tax	$(924)	$(493)	$(1,225)	$(476)	$(358)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $842 million, $981 million, $933 million, $827 million and $1,289 million in ending carrying value, and $20 million, $21 million, ($11) million, $14 million and $41 million of investment income related to fair value option and trading securities at or for the three months ended December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,465 million, $15,572 million, $15,150 million, $15,796 million and $16,111 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $41 million, $35 million, $27 million, $23 million and $23 million, mortgage loans of $2,666 million, $2,407 million, $2,268 million, $2,096 million and $1,598 million and cash and short-term investments of $10 million, $1 million, $4 million, $1 million and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(33)	$285	$149	$(72)	$24
Real estate discontinued operations	(44)	6	(1)	1	-
Net investment gains (losses) related to CSEs	11	8	8	4	13
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(134)	15	(46)	(18)	(215)
Net investment gains (losses) - GAAP basis	$(200)	$314	$110	$(85)	$(178)

	For the Three Months Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(1,453)	$(763)	$(1,870)	$(738)	$(560)
Investment hedge adjustments	138	131	167	175	170
Joint venture adjustments	-	-	1	-	1
Settlement of foreign currency earnings hedges	(5)	-	10	11	13
PAB hedge adjustments	5	2	2	6	3
Net derivative gains (losses) - GAAP basis	$(1,315)	$(630)	$(1,690)	$(546)	$(373)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of certain Divested businesses and related carrying values.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Fixed Maturity Securities
Yield (1)	4.85%	4.83%	4.77%	4.82%	4.84%
Investment income (2), (3), (4)	$15,243	$3,833	$7,520	$11,312	$15,098
Investment gains (losses) (3)	(47)	313	457	380	410
Ending carrying value (2), (3)	375,108	375,275	357,447	349,614	351,476
Mortgage Loans
Yield (1)	5.64%	5.52%	5.46%	5.42%	5.58%
Investment income (3), (4)	3,190	738	1,454	2,179	3,020
Investment gains (losses) (3)	57	12	35	22	22
Ending carrying value (3)	54,340	53,207	53,368	55,637	56,108
Real Estate and Real Estate Joint Ventures
Yield (1)	4.59%	2.40%	3.33%	3.25%	3.44%
Investment income (3)	401	60	166	243	347
Investment gains (losses) (3)	33	(20)	(28)	(25)	(25)
Ending carrying value	9,918	9,998	9,886	10,053	10,712
Policy Loans
Yield (1)	5.25%	5.22%	5.20%	5.26%	5.26%
Investment income	626	155	307	465	620
Ending carrying value	11,884	11,781	11,722	11,782	11,764
Equity Securities
Yield (1)	4.60%	3.41%	4.28%	4.14%	4.44%
Investment income	133	24	60	88	127
Investment gains (losses)	4	(27)	(23)	(20)	5
Ending carrying value	2,891	3,188	3,231	3,241	3,402
Other Limited Partnership Interests
Yield (1)	12.76%	14.25%	14.85%	12.50%	13.35%
Investment income	845	246	521	665	955
Investment gains (losses)	(36)	-	(41)	(41)	(48)
Ending carrying value	6,688	7,087	7,197	7,253	7,401
Cash and Short-term Investments
Yield (1)	0.69%	0.89%	0.98%	0.98%	0.98%
Investment income	143	45	87	126	168
Investment gains (losses)	6	39	54	60	63
Ending carrying value (3)	32,634	23,635	22,170	24,039	21,540
Other Invested Assets (1)
Investment income	595	179	401	618	819
Investment gains (losses) (3)	(157)	(32)	(20)	(14)	(41)
Ending carrying value	21,145	20,269	17,920	16,766	16,229
Total Investments
Investment income yield (1)	4.96%	4.93%	4.97%	4.97%	5.03%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.83%	4.80%	4.84%	4.84%	4.90%
Investment income	$21,176	$5,280	$10,516	$15,696	$21,154
Investment fees and expenses	(554)	(143)	(274)	(411)	(563)
Net investment income including Divested businesses	20,622	5,137	10,242	15,285	20,591
Less: Net investment income from Divested businesses (5)	150	5	6	6	7
Net Investment Income (3)	$20,472	$5,132	$10,236	$15,279	$20,584
Ending Carrying Value (3)	$514,608	$504,440	$482,941	$478,385	$478,632
Investment portfolio gains (losses) including Divested businesses	$(140)	$285	$434	$362	$386
Less: Investment portfolio gains (losses) from Divested businesses (5)	37	-	-	-	-
Investment Portfolio Gains (Losses) (3), (5)	$(177)	$285	$434	$362	$386
Gross investment gains	$1,149	$560	$960	$1,241	$1,572
Gross investment losses	(814)	(196)	(391)	(684)	(922)
Writedowns	(512)	(79)	(135)	(195)	(264)
Investment Portfolio Gains (Losses) (3), (5)	(177)	285	434	362	386
Investment portfolio gains (losses) income tax (expense) benefit	77	(124)	(166)	(104)	(145)
Investment Portfolio Gains (Losses), Net of Income Tax	$(100)	$161	$268	$258	$241

Derivative Gains (Losses) including Divested businesses	$(2,357)	$(763)	$(2,633)	$(3,371)	$(3,931)
Less: Derivative gains (losses) from Divested businesses (5)	(6)	-	-	-	-
Derivative gains (losses) (3), (5)	(2,351)	(763)	(2,633)	(3,371)	(3,931)
Derivative gains (losses) income tax (expense) benefit	839	270	915	1,177	1,379
Derivative Gains (Losses), Net of Income Tax	$(1,512)	$(493)	$(1,718)	$(2,194)	$(2,552)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $842 million, $981 million, $933 million, $827 million and $1,289 million in ending carrying value, and $88 million, $21 million, $10 million, $24 million and $65 million of investment income related to fair value option and trading securities at or for the year-to-date period ended December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,465 million, $15,572 million, $15,150 million, $15,796 million and $16,111 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $41 million, $35 million, $27 million, $23 million and $23 million, mortgage loans of $2,666 million, $2,407 million, $2,268 million, $2,096 million and $1,598 million and cash and short-term investments of $10 million, $1 million, $4 million, $1 million and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(140)	$285	$434	$362	$386
Real estate discontinued operations	(69)	6	5	6	6
Net investment gains (losses) related to certain CSEs	25	8	16	20	33
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(168)	15	(31)	(49)	(264)
Net investment gains (losses) - GAAP basis	$(352)	$314	$424	$339	$161

	For the Year-to-Date Period Ended
	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(2,357)	$(763)	$(2,633)	$(3,371)	$(3,931)
Investment hedge adjustments	448	131	298	473	643
Joint venture adjustments	-	-	1	1	2
Settlement of foreign currency earnings hedges	(23)	-	10	21	34
PAB hedge adjustments	13	2	4	10	13
Net derivative gains (losses) - GAAP basis	$(1,919)	$(630)	$(2,320)	$(2,866)	$(3,239)

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calfculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the year-to-date period ended December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, includes $177 million, $0, $0, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,000	57.2%	$1,155	73.8%	$3,271	89.1%	$3,721	88.9%	$3,971	86.5%
20% or more for less than six months	89	5.1%	46	2.9%	135	3.7%	181	4.3%	325	7.1%
20% or more for six months or greater	659	37.7%	364	23.3%	266	7.2%	282	6.8%	296	6.4%
Total Gross Unrealized Losses	$1,748	100.0%	$1,565	100.0%	$3,672	100.0%	$4,184	100.0%	$4,592	100.0%

Total Gross Unrealized Gains	$35,144		$33,326		$24,560		$22,071		$21,180

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$30	18.9%	$28	32.6%	$41	43.6%	$68	51.1%	$44	37.6%
20% or more for less than six months	10	6.3%	4	4.6%	3	3.2%	19	14.3%	34	29.1%
20% or more for six months or greater	119	74.8%	54	62.8%	50	53.2%	46	34.6%	39	33.3%
Total Gross Unrealized Losses	$159	100.0%	$86	100.0%	$94	100.0%	$133	100.0%	$117	100.0%

Total Gross Unrealized Gains	$212		$376		$403		$396		$507

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$114,126	30.5%	$113,006	30.2%	$109,008	30.6%	$107,491	30.8%	$106,469	30.4%
Foreign corporate securities		67,184	18.0%	66,086	17.7%	64,186	18.0%	63,648	18.2%	63,152	18.0%
Foreign government securities		57,336	15.3%	55,435	14.8%	52,297	14.7%	53,004	15.2%	54,437	15.6%
U.S. Treasury and agency securities		47,967	12.8%	54,457	14.5%	47,426	13.3%	44,154	12.7%	45,123	12.9%
Residential mortgage-backed securities		37,479	10.0%	36,347	9.7%	36,441	10.2%	35,478	10.2%	35,055	10.0%
Commercial mortgage-backed securities		19,129	5.1%	17,897	4.8%	17,263	4.8%	16,896	4.8%	16,550	4.7%
Asset-backed securities		15,997	4.3%	16,114	4.3%	15,655	4.4%	14,161	4.1%	15,571	4.4%
State and political subdivision securities		15,048	4.0%	14,952	4.0%	14,238	4.0%	13,955	4.0%	13,830	4.0%
Total fixed maturity securities available-for-sale		$374,266	100.0%	$374,294	100.0%	$356,514	100.0%	$348,787	100.0%	$350,187	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$258,568	69.1%	$259,419	69.3%	$248,115	69.6%	$239,347	68.6%	$242,069	69.1%
2	Baa	90,193	24.1%	89,202	23.8%	83,506	23.4%	84,269	24.2%	84,114	24.0%
3	Ba	14,434	3.8%	14,488	3.9%	13,908	3.9%	13,782	3.9%	13,597	3.9%
4	B	9,607	2.6%	9,557	2.6%	9,302	2.6%	9,690	2.8%	9,378	2.7%
5	Caa and lower	1,379	0.4%	1,548	0.4%	1,614	0.5%	1,639	0.5%	955	0.3%
6	In or near default	85	0.0%	80	0.0%	69	0.0%	60	0.0%	74	0.0%
Total fixed maturity securities available-for-sale (1)		$374,266	100.0%	$374,294	100.0%	$356,514	100.0%	$348,787	100.0%	$350,187	100.0%

(1)          Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
		December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
Unaudited (In millions)
Traditional (2), (3)		$8,489		$8,595		$8,566		$8,787		$9,498
Real estate joint ventures and funds		941		903		855		823		769
Subtotal		9,430		9,498		9,421		9,610		10,267
Foreclosed		488		500		465		443		445
Total Real Estate and Real Estate Joint Ventures		$9,918		$9,998		$9,886		$10,053		$10,712
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
	December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
Unaudited (In millions)

Commercial mortgage loans	$40,472		$39,605		$39,110		$40,262		$40,926
Agricultural mortgage loans	12,843		12,669		12,669		12,830		12,391
Residential mortgage loans	958		994		1,891		2,646		3,110
Mortgage loans held-for-sale	414		271		-		225		3
Total Mortgage Loans	54,687		53,539		53,670		55,963		56,430
Valuation allowances	(347)		(332)		(302)		(326)		(322)
Total Mortgage Loans, net	$54,340		$53,207		$53,368		$55,637		$56,108
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (2)
	December 31, 2012		March 31, 2013		June 30, 2013		September 30, 2013		December 31, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,932	19.6%	$7,718	19.5%	$7,879	20.2%	$8,214	20.4%	$8,961	21.9%
Middle Atlantic	6,780	16.7%	6,970	17.6%	6,987	17.9%	7,356	18.3%	7,367	18.0%
South Atlantic	7,969	19.7%	7,655	19.3%	7,276	18.6%	7,095	17.6%	6,977	17.1%
International	5,567	13.8%	5,344	13.5%	5,364	13.7%	6,158	15.3%	6,709	16.4%
West South Central	3,436	8.5%	3,496	8.8%	3,444	8.8%	3,483	8.7%	3,619	8.8%
East North Central	3,026	7.5%	2,765	7.0%	2,714	6.9%	2,680	6.7%	2,717	6.6%
New England	1,489	3.7%	1,488	3.8%	1,476	3.8%	1,473	3.7%	1,404	3.4%
Mountain	906	2.2%	875	2.2%	874	2.2%	835	2.0%	834	2.0%
East South Central	457	1.1%	456	1.2%	454	1.2%	420	1.0%	471	1.2%
West North Central	288	0.7%	285	0.7%	283	0.7%	203	0.5%	148	0.4%
Multi-Region and Other	2,622	6.5%	2,553	6.4%	2,359	6.0%	2,345	5.8%	1,719	4.2%
Total	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%

Office	$19,524	48.2%	$19,519	49.3%	$19,389	49.6%	$19,955	49.6%	$20,629	50.4%
Retail	9,601	23.7%	9,120	23.0%	8,889	22.7%	9,528	23.7%	9,245	22.6%
Hotel	3,555	8.8%	3,423	8.6%	3,571	9.1%	3,774	9.4%	4,219	10.3%
Apartment	3,999	9.9%	3,945	10.0%	3,855	9.9%	3,882	9.6%	3,724	9.1%
Industrial	3,159	7.8%	3,077	7.8%	3,045	7.8%	2,840	7.0%	2,897	7.1%
Other	634	1.6%	521	1.3%	361	0.9%	283	0.7%	212	0.5%
Total	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%	$40,262	100.0%	$40,926	100.0%

(2)

Commercial mortgage loans by property type amounts for the prior periods have been reclassified to conform to the current period method of classifying loans collateralized by mixed-used properties according to the predominant property type.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,404	$1,665	$1,624	$1,530	$1,590	$5,808	$6,409
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(200)	314	110	(85)	(178)	(352)	161
Net derivative gains (losses)	(1,315)	(630)	(1,690)	(546)	(373)	(1,919)	(3,239)
Premiums - Divested businesses	4	-	1	-	(2)	64	(1)
Universal life and investment-type product policy fees
Unearned revenue adjustments	5	(3)	5	(2)	7	15	7
GMIB fees	86	82	83	96	92	318	353
Divested businesses	3	1	2	2	1	11	6
Net investment income
Investment hedge adjustments	(138)	(131)	(167)	(175)	(170)	(448)	(643)
Income from discontinued real estate operations	(1)	(1)	(3)	(3)	(2)	(3)	(9)
Joint venture adjustments	-	-	(1)	-	(1)	-	(2)
Unit-linked contract income	463	1,039	314	132	687	1,473	2,172
Securitization entities income	38	33	34	29	27	163	123
Divested businesses	11	5	1	-	1	327	7
Other revenues
Settlement of foreign currency earnings hedges	5	-	(10)	(11)	(13)	23	(34)
Divested businesses	13	(1)	-	1	-	127	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(28)	(68)	202	(6)	137	(226)	265
GMIB costs	(563)	(401)	(147)	(412)	(366)	(1,177)	(1,326)
Market value adjustments	(48)	(131)	(138)	(50)	(15)	(140)	(334)
Divested businesses	(5)	(2)	(2)	-	1	(43)	(3)
Interest credited to policyholder account balances
PAB hedge adjustments	(5)	(2)	(2)	(6)	(3)	(13)	(13)
Unit-linked contract costs	(454)	(1,033)	(323)	(121)	(672)	(1,468)	(2,149)
Divested businesses	-	(1)	-	(1)	-	(6)	(2)
Capitalization of DAC - Divested businesses	-	-	-	-	-	5	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	38	78	104	53	(39)	(41)	196
Related to GMIB fees and GMIB costs	(89)	114	43	85	95	23	337
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	-	-	-	-	(4)	-
Amortization of negative VOBA
Related to market value adjustments	17	15	14	13	13	65	55
Divested businesses	-	-	-	-	-	2	-
Interest expense on debt
Securitization entities debt expense	(38)	(33)	(34)	(29)	(27)	(163)	(123)
Divested businesses	-	-	-	-	-	(3)	-
Other expenses
Noncontrolling interest	17	5	10	-	10	39	25
Regulatory implementation costs	(12)	(4)	(3)	(5)	(6)	(51)	(18)
Acquisition & integration costs (1)	(69)	(181)	(61)	(30)	(48)	(280)	(320)
Divested businesses	(180)	(128)	(28)	(32)	(19)	(1,139)	(207)
Goodwill impairment	-	-	-	-	-	(1,868)	-
Provision for income tax (expense) benefit (1), (2)	1,147	394	570	546	188	2,195	1,698
Income (loss) from continuing operations, net of income tax	105	995	508	973	915	1,314	3,391
Income (loss) from discontinued operations, net of income tax	31	(3)	2	2	1	48	2
Net income (loss)	136	992	510	975	916	1,362	3,393
Less: Net income (loss) attributable to noncontrolling interests	9	6	8	3	8	38	25
Net income (loss) attributable to MetLife, Inc.	127	986	502	972	908	1,324	3,368
Less: Preferred stock dividends	31	30	31	30	31	122	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$956	$471	$942	$877	$1,202	$3,246

(1)         The three months ended March 31, 2013 and June 30, 2013 includes net investment gains of $11 million and $8 million, respectively, expenses of $154 million and $0, respectively, and a tax benefit of $119 million and $0, respectively, which are related to a settlement of an acquisition tax contingency. The year ended December 31, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of such acquisition tax contingency.

(2)         The three months and year ended December 31, 2013 includes a deferred tax benefit (expense) of ($86) million and $9 million, respectively, the three months ended September 30, 2013 includes a deferred tax benefit of $95 million and both the three months and year ended December 31, 2012 includes a deferred tax benefit of $324 million, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 and year ended December 31, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$783	$780	$800	$822	$832	$3,069	$3,234
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	48	38	39	38	39	203	154
Other revenues	7	6	11	6	4	40	27
Total operating revenues	838	824	850	866	875	3,312	3,415

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	609	529	622	546	532	2,211	2,229
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(96)	(92)	(103)	(107)	(99)	(374)	(401)
Amortization of DAC and VOBA	94	93	94	99	99	358	385
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	205	208	215	227	229	804	879
Total operating expenses	812	738	828	765	761	2,999	3,092

Operating earnings before provision for income tax	26	86	22	101	114	313	323
Provision for income tax expense (benefit)	(5)	18	(5)	20	27	56	60
Operating earnings	31	68	27	81	87	257	263
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$68	$27	$81	$87	$257	$263

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$31	$68	$27	$81	$87	$257	$263
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	4	(4)	3	2	22	5
Net derivative gains (losses)	4	(1)	6	1	1	2	7
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(3)	(1)	-	(2)	(1)	(9)	(4)
Income (loss) from continuing operations, net of income tax	37	70	29	83	89	272	271
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	37	70	29	83	89	272	271
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	37	70	29	83	89	272	271
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$37	$70	$29	$83	$89	$272	$271

Total Operating Premiums, Fees and Other Revenues	$790	$786	$811	$828	$836	$3,109	$3,261

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$429	$425	$436	$446	$450	$1,680	$1,757
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	27	21	23	20	22	116	86
Other revenues	4	4	4	5	3	16	16
Total operating revenues	460	450	463	471	475	1,812	1,859

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	314	286	355	296	275	1,186	1,212
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(67)	(64)	(70)	(73)	(67)	(260)	(274)
Amortization of DAC and VOBA	65	65	65	68	68	254	266
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	120	116	122	126	124	471	488
Total operating expenses	432	403	472	417	400	1,651	1,692

Operating earnings before provision for income tax	28	47	(9)	54	75	161	167
Provision for income tax expense (benefit)	2	9	(10)	10	19	26	28
Operating earnings	26	38	1	44	56	135	139
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$26	$38	$1	$44	$56	$135	$139

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$26	$38	$1	$44	$56	$135	$139
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	2	(2)	2	1	12	3
Net derivative gains (losses)	2	(1)	4	1	-	1	4
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	-	(1)	(1)	-	(5)	(2)
Income (loss) from continuing operations, net of income tax	29	39	2	46	57	143	144
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	29	39	2	46	57	143	144
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	29	39	2	46	57	143	144
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$39	$2	$46	$57	$143	$144

Total Operating Premiums, Fees and Other Revenues	$433	$429	$440	$451	$453	$1,696	$1,773
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2012	December 31, 2013

OPERATING REVENUES
Premiums	$354	$355	$364	$376	$382	$1,389	$1,477
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	21	17	16	18	17	87	68
Other revenues	3	2	7	1	1	24	11
Total operating revenues	378	374	387	395	400	1,500	1,556

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	295	243	267	250	257	1,025	1,017
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(29)	(28)	(33)	(34)	(32)	(114)	(127)
Amortization of DAC and VOBA	29	28	29	31	31	104	119
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	85	92	93	101	105	333	391
Total operating expenses	380	335	356	348	361	1,348	1,400

Operating earnings before provision for income tax	(2)	39	31	47	39	152	156
Provision for income tax expense (benefit)	(7)	9	5	10	8	30	32
Operating earnings	5	30	26	37	31	122	124
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$5	$30	$26	$37	$31	$122	$124

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5	$30	$26	$37	$31	$122	$124
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	2	(2)	1	1	10	2
Net derivative gains (losses)	2	-	2	-	1	1	3
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	(1)	1	(1)	(1)	(4)	(2)
Income (loss) from continuing operations, net of income tax	8	31	27	37	32	129	127
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	8	31	27	37	32	129	127
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	8	31	27	37	32	129	127
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$8	$31	$27	$37	$32	$129	$127

Total Operating Premiums, Fees and Other Revenues	$357	$357	$371	$377	$383	$1,413	$1,488
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.